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                                                                Exhibit 10.13(j)

              AMENDMENT NUMBER 10 TO PURCHASE AGREEMENT GCT-025/98

This Amendment Number 10 to Purchase Agreement GCT-025/98, dated as of January ___, 2001 ("Amendment No. 10") relates to the Purchase Agreement GCT-025/98 between EMBRAER - Empresa Brasileira de Aeronautica S.A. ("EMBRAER") and Solitair Corp. ("BUYER") dated June 17, 1998 as amended from time to time (together referred to herein as the "Agreement"). This Amendment No. 10 is between EMBRAER and BUYER, collectively referred to herein as the "Parties".

This Amendment No. 10 constitutes an amendment and modification regarding the confirmation of the first Option Group of five Option Aircraft, pursuant to
Article 24 of the Purchase Agreement. All terms defined in the Agreement and not defined herein shall have the meaning given in the Agreement when used herein, and in case of any conflict between this Amendment No.10 and the Agreement, this Amendment No.10 shall control.

NOW, THEREFORE, in consideration of the foregoing, EMBRAER and BUYER do hereby agree as follows:

1.    CONFIRMATION OF THE FIRST OPTION GROUP

The date for confirmation of the first Option Group shall be changed to February 5, 2001 and Article 24.e is hereby deleted and replaced to read as follows:

      "24.e. CONFIRMATION OF OPTION GROUPS: Buyer's options to purchase Option Groups shall be confirmed on or before [*]. However, the confirmation for the first Option Group is due on or before [*]. At the time of such confirmation, the Initial Deposit with respect to the Option Aircraft in such Option Group shall become non refundable.[*]

2.    PROGRESS PAYMENT FOR THE FIRST OPTION GROUP

Notwithstanding the provisions of Article 24.d.2 of the Purchase Agreement, the progress payments due for the Option Aircraft related to the first Option Group shall be due and payable on or before [*]

3.    MISCELLANEOUS

All other provisions of the Agreement which have not been specifically amended or modified by this Amendment shall remain valid in full force and effect without any change.


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* Confidential

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IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 10 to be effective as of the date first written above.


EMBRAER - Empresa Brasileira de                  Solitair Corp.
Aeronautica S.A.


By     /s/ Frederico Fleury Curado                By     /s/ Douglas J. Lambert

Name:  Frederico Fleury Curado                    Name:  Douglas J. Lambert

Title: Executive Vice President                   Title: Vice President
        Airline Market

By     /s/ Flavio Rimoli                          Date:   1-17-00

Name:  Flavio Rimoli                              Place:  Greenwich, CT U.S.A.

Title: Director of Contracts


Date:  January 19, 2001

Place: Sao Jose dos Campos, Brazil